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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 7, 2004

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-MHQ1)

                           Park Place Securities, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)
- --------------------------------------------------------------------------------

           Delaware                   333-118640-03       34-1993512
           --------                   -------------       ----------
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

1100 Town & Country Road, Suite 1100                          92868
Orange, California                                         ----------
- ----------------------------------------                   (Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (714) 541-9960



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                                        2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 2- COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

Item 2.01          Acquisition or Disposition of Assets
                   ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On October 20, 2004, a series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MHQ1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Park Place Securities, Inc. as depositor (the "Depositor"), HomEq Servicing Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", Class CE Certificates", "Class P Certificates" "Class R Certificates", and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $2,800,000,000 as of October 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 8, 2004, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates were sold by the Depositor to J.P. Morgan Securities Inc., Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters"), pursuant to an Underwriting




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                                       3


Agreement, dated October 8, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.

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                                       4


         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

 =======================================================================================================================
                    INITIAL CERTIFICATE    PASS-THROUGH                      INITIAL CERTIFICATE      PASS-THROUGH
       CLASS        PRINCIPAL BALANCE(1)       RATE             CLASS         PRINCIPAL BALANCE           RATE
 -----------------------------------------------------------------------------------------------------------------------
        A-1          $   1,600,000,000       Variable            M-4          $      49,000,000         Variable
        A-2          $     241,000,000       Variable            M-5          $      42,000,000         Variable
        A-3          $     295,900,000       Variable            M-6          $      35,000,000         Variable
        A-4          $      61,100,000       Variable            M-7          $      35,000,000         Variable
        M-1          $     110,600,000       Variable            M-8          $      28,000,000         Variable
        M-2          $      99,400,000       Variable            M-9          $      33,600,000         Variable
        M-3          $      56,000,000       Variable            M-10         $      28,000,000         Variable

 =======================================================================================================================

(1)      Approximate

         The Certificates, other than the Class M-10, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 8, 2004 (the "Prospectus Supplement"), and the Prospectus, dated August 31, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       5


SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (a)     Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


               Exhibit No.                                                Description
               -----------                                                -----------
                   4.1                     Pooling  and  Servicing  Agreement,  dated as of October 1, 2004,  by and
                                           among  Park  Place  Securities,   Inc.  as  Depositor,   HomEq  Servicing
                                           Corporation  as Master  Servicer  and Wells Fargo  Bank,  N.A. as Trustee
                                           relating to the Series 2004-MHQ1 Certificates.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 8, 2004


                                            PARK PLACE SECURITIES, INC.


                                            By: /s/ John P. Grazer
                                               --------------------------
                                            Name:   John P. Grazer
                                            Title:  CFO


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                                Index to Exhibits
                                -----------------


                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement, dated as of October 1, 2004,               7
                       by and among Park Place Securities, Inc. as Depositor, HomEq
                       Servicing Corporation as Master Servicer and Wells Fargo
                       Bank, N.A. as Trustee relating to the Series 2004-MHQ1
                       Certificates.